               Morgan Stanley Global Opportunity Bond Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                 Amount of      % of
                                    Offering         Total        Shares      Offering   % of Funds
  Security   Purchase/   Size of    Price of       Amount of     Purchased    Purchased     Total                   Purchased
 Purchased   Trade Date  Offering    Shares        Offering      By Fund      By Fund      Assets      Brokers         From
------------ ---------- ---------- ----------- ----------------- ---------- ------------ ----------- ------------- -----------

  Newfield   05/05/08    $100.00         -     $600,000,000        15,000       0.00%       0.09%    JPMorgan,      JPMorgan
Exploration                                                                                          BMO            Securities
 Co. Note                                                                                            Capital
 7.125% due                                                                                          Markets,
 5/15/2018                                                                                           RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                     Banc of
                                                                                                     America
                                                                                                     Securities
                                                                                                     LLC, BBVA
                                                                                                     Securities,
                                                                                                     Fortis
                                                                                                     Securities
                                                                                                     LLC, Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                     Wedbush
                                                                                                     Morgan
                                                                                                     Securities
                                                                                                     Inc.,
                                                                                                     CALYON,
                                                                                                     Morgan
                                                                                                     Stanley,
                                                                                                     Wells Fargo
                                                                                                     Securities,
                                                                                                     DnB NOR
                                                                                                     Markets

  Directv    05/07/08    $100.00         -     $1,500,000,000.00 110,000.00     0.00%       0.69%    Banc of        JPMorgan
  Holdings                                                                                           America
LLC/Directv                                                                                          Securities
   F Note                                                                                            LLC,
 7.625% due                                                                                          Credit
 5/15/2016                                                                                           Suisse,
                                                                                                     JPMorgan
                                                                                                     Securities,
                                                                                                     Morgan
                                                                                                     Stanley

CSC Holdings 05/28/08   $100.00          -      $500,000,000.00   40,000        0.00%       0.25%    Banc of        Banc of
 Inc. Note                                                                                           America        America
 8.500% due                                                                                          Securities
 6/15/2015                                                                                           Ltd,
                                                                                                     Citigroup
                                                                                                     Glohal
                                                                                                     Markets Ltd,
                                                                                                     JPMorgan,
                                                                                                     MerrillLynch
                                                                                                     & Co., Credit
                                                                                                     Suisse, GE
                                                                                                     Capital
                                                                                                     Markets Inc.,
                                                                                                     BNP Paribas,
                                                                                                     Deutsche Bank
                                                                                                     Securities
                                                                                                     Inc. Fortis
                                                                                                     Securities,
                                                                                                     Goldman Sachs
                                                                                                     & Co.,
                                                                                                     Greenwich
                                                                                                     Capital
                                                                                                     Markets Inc.,
                                                                                                     Morgan
                                                                                                     Stanley,
                                                                                                     Piper Jaffray
                                                                                                     & Co., Scotia
                                                                                                     Capital Inc.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey,
                                                                                                     Wedbush
                                                                                                     Morgan
                                                                                                     Securities
                                                                                                     Inc.

  National   05/28/08      -         $100.00   $1,000,000.00       200,000       0.02%      1.06%    Citi,          Citigroup
Development                                                                                          Morgan
 Co. 144A                                                                                            Stanley,
 6.369% due                                                                                          BB
 6/16/2018                                                                                           Securities,
                                                                                                     Bradesco
                                                                                                     BBI